Exhibit 10.21

FIRST AMENDMENT
TO THE
SJW CORP.
LONG-TERM INCENTIVE PLAN
(As Amended and Restated July 29, 2015)
WHEREAS, SJW Corp. (“SJW California”) maintained the SJW Corp. Long-Term Incentive Plan (the “Plan”);
WHEREAS, SJW California was merged with and into SJW Group, Inc., a Delaware corporation and wholly-owned subsidiary of SJW California (the “Company”);
WHEREAS, effective upon the merger of SJW California with and into the Company (the “Merger”), the Company changed its name to SJW Group;
WHEREAS, at the effective time of the Merger, the Company assumed the Plan; and
WHEREAS, the Company wishes to amend the Plan to reflect the assumption of the Plan by the Company at the effective time of the Merger.
NOW, THEREFORE, the Plan is hereby amended as follows to be effective upon consummation of the Merger:
1.The title of the Plan shall be revised to “SJW Group Long-Term Incentive Plan.”
2.The first paragraph of Section I of Article One is hereby amended in its entirety to read as follows:
“This Amended and Restated Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of SJW Group, a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.”
3.Section H of the Appendix is hereby amended in its entirety to read as follows:
“H.    Corporation shall mean SJW Group, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of SJW Group which has by appropriate action assumed the Plan and the outstanding Awards thereunder.”
4.All references to “SJW Corp.” in the Plan shall be replaced with references to “SJW Group”.
5.Except as expressly modified by this First Amendment, all the terms and provisions of the Plan shall continue to remain in full force and effect.
[Signature Page Follows]

DB2/ 26294487.3

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on this 15th day of November, 2016.

SJW Group

By:	/s/ W. Richard Roth
W. Richard Roth, President,
Chief Executive Officer and
Chairman of the Board of Directors

DB2/ 26294487.3
[Signature Page to the First Amendment to the Long-Term Incentive Plan]